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                                                                EXHIBIT 10(O)


                              FIRST AMENDMENT TO
                               CREDIT AGREEMENT
                              ------------------


        THIS FIRST AMENDMENT ("Amendment") dated as of December 5, 1996, by and among the borrowers listed on Schedule 1 (collectively "Companies") and Comerica Bank, a Michigan banking corporation ("Bank").

                                  RECITALS:

        A. Companies and Bank entered into a Credit Agreement ("Agreement") dated as of June 13, 1996.

        B. Companies and Bank desire to amend the Agreement as hereinafter set forth.

        NOW, THEREFORE, the parties agree as follows:

        1. The definition of "Lending Availability" set forth in Section 1 of the Agreement is amended to read in its entirety as follows:

                "'Lending Availability' shall mean as of any date of determination thereof, the sum of (a) eighty percent (80%) of Eligible Accounts plus (b) (i) until the date Detrex receives payment of the note by Atmosphere Furnace Company dated October 21, 1996 and due January 2, 1997 payable to Detrex twenty five percent (25%) of Eligible Inventory and (ii) from and after the date Detrex receives payment of such note, twenty percent (20%) of Eligible Inventory; provided, however, in no event shall the amount of Lending Availability determined under clause (b) exceed Two Million Dollars ($2,000,000)."

        2. The definition of "Minimum Amount" set forth in Section 1 of the Agreement is amended to read in its entirety as follows:

                "'Minimum Amount' shall mean $15,400,000 plus an amount equal to the Applicable Increase for each fiscal quarter of Detrex ending on or after March 31, 1996."

        3. Companies hereby represent and warrant that, after giving effect to the amendments contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within each Company's corporate powers, have been duly authorized, are not in contravention of law or the terms of any Company's Articles of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency, or authority; and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms;
(b) the continuing representations and

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warranties of each Company set forth in Sections 7.1 through 7.15 of the
Agreement are true and correct on and as of the date hereof with the same force and effect as made on and as of the date hereof; (c) the continuing representations and warranties of each Company set forth in Section 7.16 of the Agreement are true and correct as of the date hereof with respect to the most recent financial statements furnished to the Bank by Companies in accordance with Section 10.1 of the Agreement; and (d) no Event of Default (as defined in the Agreement) or condition or event which, with the giving of notice or the running of time, or both, would constitute an Event of Default under the Agreement, has occurred and is continuing as of the date hereof.

     4. Except as expressly provided herein, all of the terms and conditions of the Agreement remain unchanged and in full force and effect.

     5.  This Amendment shall be effective as of the date first above written.

     IN WITNESS the due execution hereof as of the day and year first above written.

COMERICA BANK                              DETREX CORPORATION


By:  Mark A. Reifel                        By: Gerald J. Israel
   ----------------------                     ------------------------------
                                               Gerald J. Israel
Its: Vice President
    ---------------------                  Its:  Vice President- Finance and
                                                 Chief Financial Officer



                                           THE ELCO CORPORATION


                                           By: Gerald J. Israel
                                               ----------------
                                               Gerald J. Israel

                                           Its:  Treasurer




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                                                        HARVEL PLASTICS, INC.



                                                        By: Gerald J. Israel
                                                           ------------------
                                                            Gerald J. Israel

                                                        Its:  Director



                                                        SEIBERT-OXIDERMO, INC.



                                                        By: Gerald J. Israel
                                                           -------------------
                                                            Gerald J. Israel

                                                        Its:  Treasurer



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                                  SCHEDULE 1
                                  ----------

Detrex Corporation

The Elco Corporation

Harvel Plastics, Inc.

Seibert-Oxidermo, Inc.
























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